2000 ANNUAL REPORT


CENTENNIAL
GOVERNMENT
TRUST


JUNE 30, 2000

DEAR SHAREHOLDER:

A series of six short-term interest rate hikes initiated by the Federal Reserve Board marked the fiscal year that ended June 30, 2000. Prompted by ongoing inflation concerns, Fed Chairman Alan Greenspan took a gradual approach to slowing an overheated domestic economy, raising rates by a quarter point on five occasions, then most recently with a more-aggressive half-point increase. Although this measured course of action initially appeared to produce no tangible signs of cooling, reports toward the end of the period suggested a slight moderation in economic growth.

Against this backdrop, Centennial Government Trust produced an annualized yield of 4.96%, and an annualized yield including the effects of compounding of 5.04%, for the fiscal year. The Trust's seven-day and compounded seven-day yields on June 30, 2000, were 5.90% and 6.07%, respectively.(1)

While the Trust is managed to emphasize liquidity and safety, the reported yields for the period ending June 30, 2000, were generally higher than those reported six months ago, due primarily to higher short-term interest rates during the second half of the period.

In anticipation of these higher rates, we kept our average maturity considerably short. This enabled us to respond more effectively to changing conditions without incurring undue risk. However, because interest rates were rising at fairly frequent intervals, there was unprecedented demand for securities with shorter maturities. As the supply of short-term U.S. Treasury bills came under pressure, their prices, already expensive in our view, moved even higher. Their yields, in turn, trended downward.

Therefore, we focused our sites on U.S. Government agency securities, which offered attractive yields at what we believed were more reasonable valuations. These short-term securities are issued by agencies such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). We also held a sizable position in repurchase agreements, which are issued by a bank or other institution but backed by U.S. Government or agency securities. In both cases, they are generally highly liquid. All told, U.S. Government agency securities comprised 91.2% of net assets at year-end, while repurchase agreements accounted for 6.1%.(2)

Going forward, it's unclear whether the Federal Reserve will need to continue to pursue a tight monetary policy. The Fed took a wait-and-see approach at the June 28, 2000, Federal Open Market Committee meeting, and still maintains a close eye on stock market performance and consumer confidence. We have recently started to purchase securities with maturities in excess of 90 days.

An investment in the Trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

2. Based on total market value of net assets.

In closing, we'd like thank you for your continued confidence and participation in Centennial Government Trust. We look forward to helping you seek your financial goals, while attempting to maintain the liquidity and safety of your investment.



Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
Centennial Government Trust


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Centennial Government Trust

July 24, 2000

STATEMENT OF INVESTMENTS June 30, 2000
Centennial Government Trust


                                                                        Principal        Value
                                                                         Amount        See Note 1
                                                                       -----------    ------------
REPURCHASE AGREEMENTS-- 6.1%
Repurchase agreement with PaineWebber, Inc., 6.60%,
dated 6/30/00, to be repurchased at $72,639,930 on 7/3/00,
collateralized by Federal National Mortgage Assn.,
6.50%--7%, 1/1/27-8/1/29, with a value of $117,209,568...........      $72,600,000    $ 72,600,000
                                                                                      ------------

U.S. GOVERNMENT AGENCIES--91.2%
Federal Home Loan Bank:
  5.39%, 10/6/00....................................................    29,000,000      28,860,666
  6.42%, 7/14/00-8/4/00.............................................    55,000,000      54,816,317
  6.46%, 9/13/00....................................................    30,000,000      29,601,633
  6.47%, 9/20/00....................................................    35,000,000      34,490,488
  6.48%, 9/8/00.....................................................    32,500,000      32,096,350
  6.49%, 9/22/00....................................................    35,000,000      34,476,293

Federal Home Loan Mortgage Corp.:
  6.40%, 7/11/00....................................................    10,000,000       9,982,167
  6.41%, 7/5/00.....................................................    25,000,000      24,982,194
  6.42%, 7/6/00.....................................................    14,560,000      14,547,017
  6.43%, 7/25/00-8/17/00............................................    99,539,000      98,898,183
  6.45%, 7/18/00....................................................    26,207,000      26,127,178
  6.46%, 9/7/00.....................................................    35,000,000      34,572,922
  6.47%, 9/14/00....................................................    15,208,000      15,003,009
  6.51%, 9/28/00....................................................    50,000,000      49,195,601

Federal National Mortgage Assn.:
  6.40%, 7/6/00-7/21/00.............................................    38,000,000      37,912,889
  6.41%, 7/19/00....................................................    50,750,000      50,587,496
  6.45%, 8/2/00.....................................................    25,000,000      24,856,667
  6.47%, 9/14/00....................................................    20,791,000      20,510,755
  6.471%, 8/2/00(1).................................................    20,000,000      19,998,820
  6.48%, 8/4/00(1)..................................................    15,000,000      14,998,992
  6.48%, 9/21/00....................................................    52,500,000      51,724,644
  6.82%, 7/17/00(1).................................................    20,000,000      19,999,564

Centennial Government Trust


                                                                              Principal           Value
                                                                                Amount          See Note 1
                                                                            -------------     --------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
FNMA Master Credit Facility:
  6.14%, 8/1/00..........................................................     $50,000,000       $ 49,735,639
  6.60%, 9/6/00..........................................................      39,500,000         39,014,808
  6.63%, 9/1/00..........................................................      50,000,000         49,429,083

Overseas Private Investment Corp.:
  6.32%, 7/20/00(1)(2)...................................................       2,736,156          2,762,402
  6.345%, 7/20/00(1)(2)..................................................       3,573,961          3,588,039

Student Loan Marketing Assn.:
  6.84%, 9/15/00(1)......................................................      25,000,000         24,998,477

Student Loan Marketing Assn., guaranteeing commercial paper of
  New Hampshire Higher Education Loan Corp., Series 1995A:
  6.45%, 7/20/00-7/24/00.................................................      23,825,000         23,736,226
  6.48%, 7/11/00.........................................................      25,000,000         24,955,000

Student Loan Marketing Assn., guaranteeing commercial paper of
  USA Group Secondary Market Services, Inc., Series A:
  6.43%, 7/12/00-7/18/00.................................................      95,598,000         95,340,053
  6.45%, 7/13/00.........................................................      45,482,000         45,383,997
                                                                                              --------------
                                                                                               1,087,183,569
                                                                                              --------------
Total Investments, at Value..............................................            97.3%     1,159,783,569
                                                                                              --------------
Other Assets Net of Liabilities..........................................             2.7         31,972,158
                                                                            -------------     --------------
Net Assets...............................................................           100.0%    $1,191,755,727
                                                                            =============     ==============


1. Represents the current interest rate for a variable or increasing rate security.

2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $6,350,441, or 0.53% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.



See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000
Centennial Government Trust


ASSETS
Investments, at value--see accompanying statement...................   $1,159,783,569
Cash................................................................          534,725
Receivables and other assets:
  Shares of beneficial interest sold................................       39,764,997
  Interest..........................................................        2,639,154
  Other.............................................................          115,709
                                                                       --------------
     Total assets...................................................    1,202,838,154
                                                                       --------------

LIABILITIES
Payables and other liabilities:
  Shares of beneficial interest redeemed............................        7,804,066
  Dividends.........................................................        2,811,879
  Transfer and shareholder servicing agent fees.....................          143,436
  Service plan fees.................................................          118,941
  Trustees' compensation............................................            5,213
  Other.............................................................          198,892
                                                                       --------------
     Total liabilities..............................................       11,082,427
                                                                       --------------

NET ASSETS..........................................................   $1,191,755,727
                                                                       ==============


COMPOSITION OF NET ASSETS
Paid-in capital.....................................................   $1,192,303,751
Accumulated net realized loss on investment transactions............         (548,024)
                                                                       --------------

NET ASSETS--applicable to 1,192,303,751 shares of
  beneficial interest outstanding...................................   $1,191,755,727
                                                                       ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE......            $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 2000
Centennial Government Trust

INVESTMENT INCOME--Interest......................................................................        $70,474,618
                                                                                                         -----------

EXPENSES
Management fees..................................................................................          5,607,527
Service plan fees................................................................................          2,486,115
Transfer and shareholder servicing agent fees....................................................            833,564
Custodian fees and expenses......................................................................             32,988
Trustees' compensation...........................................................................             17,609
Other............................................................................................            277,478
                                                                                                         -----------
  Total expenses.................................................................................          9,255,281
    Less expenses paid indirectly................................................................            (19,331)
                                                                                                         -----------

NET EXPENSES.....................................................................................          9,235,950
                                                                                                         -----------
NET INVESTMENT INCOME............................................................................         61,238,668
                                                                                                         -----------
NET REALIZED GAIN ON INVESTMENTS.................................................................             13,728
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................        $61,252,396
                                                                                                         ===========

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                               --------------------------------
                                                                                     2000             1999
                                                                               --------------   ---------------
OPERATIONS
Net investment income.................................................         $   61,238,668   $   54,416,410
Net realized gain.....................................................                 13,728          121,184
                                                                               --------------   --------------
Net increase in net assets resulting from operations..................             61,252,396       54,537,594
                                                                               --------------   --------------

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS........................            (61,238,668)     (54,416,410)
                                                                               --------------   --------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial
  interest transactions...............................................            (21,379,309)      80,656,449
                                                                               --------------   --------------

NET ASSETS
Total increase (decrease).............................................            (21,365,581)      80,777,633
Beginning of period...................................................          1,213,121,308    1,132,343,675
                                                                               --------------   --------------
End of period.........................................................         $1,191,755,727   $1,213,121,308
                                                                               ==============   ==============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust

                                                                                      Year Ended June 30,
                                                                  -----------------------------------------------------
                                                                   2000      1999        1998        1997        1996
                                                                  ------    ------      ------      ------      ------
PER SHARE OPERATING DATA
Net asset value, beginning of period.......................        $1.00     $1.00      $1.00       $1.00        $1.00
Income from investment operations--
  net investment income and
  net realized gain........................................          .05       .04        .05         .05          .05
Dividends and/or distributions to shareholders.............         (.05)     (.04)      (.05)       (.05)        (.05)
                                                                   -----     -----      -----       -----        -----
Net asset value, end of period.............................        $1.00     $1.00      $1.00       $1.00        $1.00
                                                                   =====     =====      =====       =====        =====
TOTAL RETURN(1)............................................         5.07%     4.47%      4.93%       4.75%        4.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)....................       $1,192    $1,213     $1,132      $1,027        $ 942
Average net assets (in millions)...........................       $1,244    $1,245     $1,117      $1,032        $ 962
Ratios to average net assets:(2)
Net investment income......................................         4.92%     4.37%      4.82%       4.65%        4.83%
Expenses...................................................         0.74%     0.74%      0.75%(3)    0.76%(3)     0.77%(3)




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.





See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Government Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc.
(OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
--------
2003      $245,353
2004       278,711
2005        16,379

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                        Year Ended June 30, 2000                  Year Ended June 30, 1999
                                    ----------------------------------      -----------------------------------
                                        Shares             Amount               Shares              Amount
                                    --------------     ---------------      --------------      ---------------
Sold..........................       3,599,296,440     $ 3,599,296,440       3,478,267,909      $ 3,478,267,909

Dividends and/or
  distributions reinvested....          58,889,090          58,889,090          53,427,071           53,427,071

Redeemed......................      (3,679,564,839)     (3,679,564,839)     (3,451,038,531)      (3,451,038,531)
                                    --------------     ---------------      --------------      ---------------

Net increase (decrease).......         (21,379,309)    $   (21,379,309)         80,656,449      $    80,656,449
                                    ==============     ===============      ==============      ===============



3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of the next $250 million, 0.375% of the next $250 million and 0.35% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. The Trust's management fee for the year ended June 30, 2000 was an annualized rate of 0.45%, before any waiver by the Manager if applicable.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies on an "at-cost" basis.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2000, the Trust paid $123,628 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

INDEPENDENT AUDITORS' REPORT
Centennial Government Trust


To the Board of Trustees and Shareholders of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities of Centennial Government Trust, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial Government Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
July 24, 2000

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial Government Trust

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2000. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2000 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

CENTENNIAL GOVERNMENT TRUST
          Officers and Trustees
          James C. Swain, Trustee and Chairman of the Board
          Bridget A. Macaskill, Trustee and President
          Robert G. Avis, Trustee
          William A. Baker, Trustee
          George C. Bowen, Trustee
          Jon S. Fossel, Trustee
          Sam Freedman, Trustee
          Raymond J. Kalinowski, Trustee
          C. Howard Kast, Trustee
          Robert M. Kirchner, Trustee
          Ned M. Steel, Trustee
          Carol E. Wolf, Vice President
          Andrew J. Donohue, Vice President and Secretary
          Brian W. Wixted, Treasurer
          Robert J. Bishop, Assistant Treasurer
          Scott T. Farrar, Assistant Treasurer
          Robert G. Zack, Assistant Secretary

          Investment Advisor and Distributor
          Centennial Asset Management Corporation

          Transfer and Shareholder Servicing Agent
          Shareholder Services, Inc.

          Custodian of Portfolio Securities
          Citibank, N.A.

          Independent Auditors
          Deloitte & Touche LLP

          Legal Counsel
          Myer, Swanson, Adams & Wolf, P.C.

          This is a copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government
          Trust. For other material information concerning the Trust, see the Prospectus.

          For shareholder servicing, call:
          1.800.525.9310 (in U.S.)
          303.671.3200 (outside U.S.)

          Or write:
          Shareholder Services, Inc.
          P.O. Box 5143
          Denver, CO 80217-5143


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